UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2005

AIRGATE PCS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	027455	58-2422929
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Harris Tower, 233 Peachtree Street, N.E.
Suite 1700
Atlanta, Georgia 30303
(Address of Principal
Executive Offices)

(404) 525-7272
(Registrant’s telephone number, including area code)

None
(Former name or former since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information.

Item 2.02. Results of Operations and Financial Condition.

The following information is provided pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and Item 7.01 of Form 8-K, “Regulation FD Disclosure.”

On February 8, 2005, AirGate PCS, Inc. issued a press release announcing its financial and operating results for its first fiscal quarter ended December 31, 2004. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition” above.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release of AirGate PCS, Inc., dated February 8, 2005, announcing its financial and operating results for its first fiscal quarter ended December 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGATE PCS, INC.
Date: February 8, 2005	By:	/s/ William J. Loughman
William J. Loughman
Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Press Release of AirGate PCS, Inc., dated February 8, 2005, announcing its financial and operating results for its first fiscal quarter ended December 31, 2004.